UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2007

PSI CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-20317	88-0270266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7222 COMMERCE CENTER DRIVE, SUITE 240, COLORADO SPRINGS, CO 80919

(Address of Principal Executive Offices) (Zip Code)

(719) 359-5533

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 18, 2007, PSI Corporation (the “Company”) issued a press release announcing that it had secured a long term contract with Hospital Media Network (“HMN”) to provide informational and advertising display screens as well as to sell advertising in each of HMN’s contracted hospitals and clinics in the New York City metropolitan area. The full text of the press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by the Company on May 18, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSI CORPORATION

Dated : June 5, 2007	By: /s/ David Foni Name: David Foni Title: Chairman and Chief Executive Officer

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